V-ONE Corporation
                         20250 Century Blvd., Suite 300
                           Germantown, Maryland 20874

                                November 5, 1998

VIA TELECOPIER

Advantage Fund II Ltd.
c/o CITCO
Kaya Flamboyan 9
Curacao, Netherlands Antilles

      Re:   V-ONE Corporation - Registration Statement on Form S-3

Ladies and Gentlemen:

      We are sending you this letter in connection with the proposed waiver by Advantage Fund II Ltd. ("Advantage") of the requirement that V-ONE Corporation ("Company") file a Registration Statement on Form S-3 ("Registration Statement") with the SEC registering certain shares of common stock of the Company on or prior to November 6, 1998. This letter shall set forth the terms of such waiver as understood by the Company and Advantage.

      On September 22, 1998 the Company and Advantage entered into that certain Amendment No. 1 ("Amendment") to the Registration Rights Agreement dated as of December 3, 1997 by and between the Company and Advantage ("Agreement").

      Pursuant to the Amendment, under Section 2(a) of the Agreement the Company is obligated to prepare and file with the SEC the Registration Statement which covers the resale of 489,441 shares of common stock of the Company underlying certain warrants issued to Advantage ("New Warrants"). The terms of the Amendment indicate that the Company is required to file the Registration Statement on or prior to November 6, 1998 (which date is 45 days after the date the New Warrants were issued). In addition under the terms of the Amendment if the Registration Statement is not ordered effective by December 31, 1998 (which date is 100 days after the date the New Warrants were issued), then upon such date and on each monthly anniversary thereof for so long as the Registration Statement is not ordered effective, the Company shall pay Advantage $10,000 up to a total aggregate amount of $50,000.

      The Company and Advantage have now agreed to extend the date by which the Registration Statement must be filed with the SEC by 14 days. The Company will be obligated to prepare and file the Registration Statement on or before November 20, 1998. Such filing, if it occurs after November 6, 1998, shall not constitute a breach under the Amendment or the Agreement. In addition, the Company and Advantage have now agreed that the date by which the Registration Statement must be ordered effective by the SEC shall be changed from December 31, 1998 to January 14, 1999. If such Registration Statement is ordered effective by January 14, 1999 it shall not constitute a breach under the Amendment or the Agreement.

Advantage Fund II Ltd.
November 5, 1998
Page 2


      The failure to file the Registration Statement on or before November 20, 1998 shall not constitute an "Optional Redemption Event" as that term is defined in the Company's Certificate of Designations of the Series A Convertible Preferred Stock dated December 8, 1997 ("Certificate") and will not trigger any optional redemption rights pursuant to Section 11 of the Certificate.

      All other terms under the Amendment and the Agreement shall remain in full force and effect.

      In connection with the implementation of this waiver, Advantage agrees not to sell, transfer or otherwise dispose of (collectively "transfer") any of the shares of the Company's Series A Convertible Preferred Stock owned by Advantage, unless prior to any such proposed transfer, the transferee agrees in writing for the benefit of the Company to be bound by the terms of this letter.

      If the terms of this letter are satisfactory please sign on behalf of Advantage as indicated and return it to the undersigned officer of the Company.


                                    V-ONE CORPORATION


                                    By:  /s/ Charles B. Griffis
                                         -------------------------------------
                                         Charles B. Griffis, Senior Vice
                                         President and Chief Financial Officer


ACCEPTED AND AGREED TO:

ADVANTAGE FUND II LTD.


By:    /s/ Walter Reich
       -----------------------------
Name:  Inter Caribbean Services Ltd.
       -----------------------------
Title: Secretary
       -----------------------------